FSIC II

FS Investment Corporation II
Holdings Review
As of August 31, 2012



FS Investment Corporation II (FSIC II) is an alternative investment fund that invests primarily in senior secured loans and other debt securities of private U.S. companies to generate income.

This review provides an update on the holdings in FSIC II as of August 31, 2012, and illustrates the Fund's investment strategy.

Opportunities in Private Debt

FSIC II's objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund employs a defensive investment approach and invests mainly in the debt securities of private U.S. companies, which in many market environments can offer an opportunity for superior risk-adjusted returns.

Holdings by Investment Type



7%
17%
13%
63%
Senior Secured Loans (First Lien and Second Lien)
Senior Secured Bonds
Subordinated Debt
Structured Notes

FSIC II invests primarily in senior secured loans and has the flexibility to invest in other debt instruments, such as senior secured bonds and subordinated debt. Senior secured loans are "senior" in the capital structure and "secured" by the assets of the borrower. As a result, these loans often carry the least risk among all investments in a firm and historically have had the lowest loss rate in the event of default of all corporate securities.[1] During periods of volatility and uncertainty, senior secured loans can be an attractive investment option to preserve capital without sacrificing yield. Keep in mind, the collateral securing senior secured loans over time may decrease in value, lose its entire value or fluctuate based on the performance of the portfolio company, which may lead to a loss in principal.

Floating Interest Rate Focus



28%
72%
Floating Rate Loans
Fixed Rate Investments

Floating rate loans comprised 72% of FSIC II's holdings as of August 31, 2012. Unlike traditional fixed rate bonds, floating rate loans pay an interest rate that varies, or "floats," with changes in market interest rates. If market interest rates rise, investors' interest income from floating rate loans also rises. If interest rates fall, although interest income may decrease, 80% of the Fund's floating rate investments are protected by a locked-in minimum yield, or floor. An interest rate floor allows investors to participate in the upside of rising interest rates while offering downside yield protection.

Holdings by Industry



11%
8%
13%
11%
5%
19%
5%
28%
Financials - 8%
Industrials - 13%
Consumer Discretionary - 28%
Healthcare - 5%
Information Technology - 19%
Utilities - 5%
Telecom Services - 11%
Energy - 11%

FSIC II finances businesses across the country and focuses its investments on private U.S. companies. As a business development company, FSIC II must invest at least 70% of its assets in "qualifying assets" — generally the securities of private U.S. companies or in publicly-traded U.S. companies with market capitalizations under $250 million. Private companies often require substantial capital investment to grow their businesses and represent a significant segment of the U.S. economy. FSIC II expects to expand its footprint within the U.S. as its portfolio grows and this market segment produces new investment opportunities.

[1] Moody's Investors Services, 1987-2011

Portfolio Holdings as of August 31, 2012

Portfolio Company[a]	Industry	Location[b]	Rate[c]	LIBOR Floor	Maturity	Weighting[d]
Senior Secured Loans – First Lien						
Airvana Network Solutions Inc.	Telecom Services	Chelmsford, MA	L+800	2.0%	3/18/2015	2.4%
AlixPartners, LLP	Financials	New York, NY	L+525	1.3%	6/29/2019	0.9%
Allen Systems Group, Inc.	Information Technology	Naples, FL	L+575	1.8%	11/21/2015	0.7%
Avaya Inc.	Information Technology	Basking Ridge, NJ	L+450		10/26/2017	2.6%
Clear Channel Capital I, LLC	Consumer Discretionary	San Antonio, TX	L+365		1/29/2016	5.4%
Consolidated Container Co. LLC	Industrials	Atlanta, GA	L+500	1.3%	7/3/2019	0.5%
Eastman Kodak Co.	Information Technology	Rochester, NY	L+750	1.0%	7/20/2013	2.2%
Fairway Group Acquisition Co.	Consumer Discretionary	New York, NY	L+675	1.5%	8/17/2018	3.2%
First Reserve Crestwood Holdings LLC	Energy	Houston, TX	L+850	2.0%	10/3/2016	1.7%
Fogo de Chao Holdings LLC	Consumer Discretionary	Dallas, TX	L+625	1.3%	7/1/2019	2.3%
Immucor, Inc.	Healthcare	Norcross, GA	L+575	1.5%	8/19/2018	0.9%
Lantiq Deutschland GmbH	Information Technology	Neubiberg, Germany	L+700	2.0%	11/16/2015	2.5%
MModal Inc.	Information Technology	Franklin, TN	L+550	1.3%	8/17/2019	3.9%
Navistar, Inc.	Industrials	Lisle, IL	L+550	1.5%	7/16/2017	1.1%
Party City Holdings, Inc.	Consumer Discretionary	Elmsford, NY	L+450	1.3%	7/27/2019	0.2%
Sorenson Communication, Inc.	Telecom Services	Salt Lake City, UT	L+400	2.0%	8/16/2013	5.7%
Star West Generation LLC	Energy	Houston, TX	L+450	1.5%	5/17/2018	1.7%
Texas Competitive Electric Holdings Co. LLC	Utilities	Dallas, TX	L+350		10/10/2014	4.2%
The Container Store, Inc.	Consumer Discretionary	Coppell, TX	L+500	1.3%	4/6/2019	0.9%
Totes Isotoner Corp.	Consumer Discretionary	Cincinnati, OH	L+575	1.5%	1/8/2018	0.9%
Travelport LLC	Consumer Discretionary	Atlanta, GA	L+1100	1.5%	11/22/2015	1.8%
Web.com Group, Inc.	Information Technology	Jacksonville, FL	L+550	1.5%	10/27/2017	0.8%
WireCo WorldGroup Inc.	Industrials	Kansas City, MO	L+475	1.3%	2/15/2017	0.8%
Zayo Group, LLC	Telecom Services	Louisville, CO	L+588	1.3%	7/2/2019	0.9%
					Subtotal	48.1%
Senior Secured Loans - Second Lien						
Advantage Sales & Marketing Inc.	Industrials	Irvine, CA	L+775	1.5%	6/17/2018	0.4%
Atlantic Broadband Finance, LLC	Consumer Discretionary	Quincy, MA	L+850	1.3%	10/4/2019	0.9%
Attachmate Corp.	Information Technology	Seattle, WA	L+950	1.5%	10/27/2018	3.0%
Blackboard Inc.	Information Technology	Washington, DC	L+1000	1.5%	10/4/2019	0.8%
Camp International Holding Co.	Information Technology	Ronkonoma, NY	L+875	1.3%	11/8/2019	0.9%
Data Device Corp.	Industrials	Bohemia, NY	L+1000	1.5%	6/14/2019	3.3%
Equipower Resources Holdings, LLC	Utilities	Hartford, CT	L+850	1.5%	6/21/2019	0.9%
Fogo de Chao Holdings LLC	Consumer Discretionary	Dallas, TX	L+950	1.5%	1/20/2020	1.5%
Mood Media Corp.	Consumer Discretionary	Ontario, Canada	L+875	1.5%	11/6/2018	1.3%
NES Rentals Holdings, Inc.	Industrials	Chicago, IL	L+1150	1.8%	10/20/2014	0.9%
Sensus U.S.A. Inc.	Industrials	Ontario, Canada	L+725	1.3%	5/9/2018	0.7%
Sheridan Holdings, Inc.	Healthcare	Sunrise, FL	L+775	1.3%	7/1/2019	0.2%
Vertafore, Inc.	Information Technology	Bothell, WA	L+825	1.5%	10/19/2017	0.7%
					Subtotal	15.3%
Senior Secured Bonds						
Advanced Lighting Technologies, Inc.	Industrials	Solon, OH	10.5%		6/1/2019	2.5%
Cenveo Corp.	Consumer Discretionary	Stamford, CT	8.9%		2/1/2018	3.2%
Eastman Kodak Co.	Information Technology	Rochester, NY	10.6%		3/15/2019	0.6%
PH Holding LLC	Consumer Discretionary	North Salt Lake, UT	9.8%		12/31/2017	4.3%
Sorenson Communication, Inc.	Telecom Services	Salt Lake City, UT	10.5%		2/1/2015	1.4%
Technicolor SA	Information Technology	Paris, France	9.4%		5/26/2017	0.8%
					Subtotal	12.9%
Subordinated Debt						
Aurora Diagnostics, LLC	Healthcare	Palm Beach Gardens, FL	10.8%		1/15/2018	3.5%
Calumet Lubricants Co., L.P.	Energy	Indianapolis, IN	9.6%		8/1/2020	0.4%
Chesapeake Energy Corp.	Energy	Oklahoma City, OK	L+700	1.5%	12/2/2017	6.9%
Frontier Communications Corp.	Telecom Services	Stamford, CT	7.1%		1/15/2023	0.9%
Neff Rental Inc.	Consumer Discretionary	Miami, FL	9.6%		5/15/2016	0.7%
NES Rentals Holdings, Inc.	Industrials	Chicago, IL	12.3%		4/15/2015	2.6%
Travelport LLC	Consumer Discretionary	Atlanta, GA	L+600 PIK		12/1/2016	1.9%
					Subtotal	16.8%
Structured Notes						
Ares 2012 CLO 2A Class Subord.	Financials		14.9%		10/12/2023	6.9%
					Subtotal	6.9%
					TOTAL INVESTMENTS	100.0%

(a) Security may be an obligation of one or more entities affiliated with the named company.
(b) Location represents the state in which the portfolio company is headquartered or principal operating location.
(c) L, or LIBOR, is the London Interbank Offered Rate.
(d) Calculated as a percentage based on amortized cost. Certain percentages may have been rounded.



About Franklin Square Capital Partners

Franklin Square Capital Partners is a sponsor and national distributor of alternative investment products designed for individual investors.

Founded in 2007 by an experienced group of alternative investment industry professionals, Franklin Square's goal is to bring the benefits of an institutional-class investment portfolio to investors through exposure to innovative alternative investment products managed by what it deems to be best-in-class alternative asset managers.

FSIC II is sub-advised by GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP (GSO). GSO is the credit platform of The Blackstone Group, one of the largest alternative asset managers in the world with over $190 billion in assets under management as of June 30, 2012. GSO has over 220 employees dedicated to the credit markets and over $50 billion in assets under management as of June 30, 2012.

Franklin Square distributes its sponsored financial products to the broker-dealer community through its affiliated wholesaling broker-dealer, FS² Capital Partners, LLC (member FINRA/SIPC).

Risk Factors

An investment in the common stock of FS Investment Corporation II involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common stock involves, however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in shares of our common stock.

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- Investors may not receive distributions or our distributions may not grow over time. We may pay distributions from offering proceeds, borrowings or the sale of assets and we have not established limits on the amount of funds that we may use from net offering proceeds or borrowings to make distributions. Our distribution proceeds may exceed our earnings, and, therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which would increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we make.

www.FSInvestmentCorpII.com

FRANKLIN SQUARE
CAPITAL PARTNERS
2929 Arch Street, Suite 675 | Philadelphia, PA 19104
215-495-1150 | www.franklinsquare.com